UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF
THE SECURITIES ACT OF 1934

☒ Filed by the Registrant

☐ Filed by a Party other than the Registrant

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under Sec.240.14a-12

AlTi Global, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2024
____________________

AlTi Global, Inc.
(Exact name of registrant as specified in its charter)
___________________

Delaware	001-40103	92-1552220
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Madison Avenue, 26th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)
(212) 396-5900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
___________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ALTI	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

______________________________________________________________________

Item 8.01     Other Events.

On June 3, 2024, Michael Tiedemann, the Chief Executive Officer of AlTi Global, Inc. (the “Company”), sent an email message to employees of the Company to encourage employees who hold shares of the Company’s common stock as of the close of business on May 1, 2024, to vote their shares in connection with the 2024 annual meeting of stockholders of the Company to be held on June 26, 2024. A copy of the email to employees is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additional Information and Where to Find It

The Company filed a definitive proxy statement on Schedule 14A with the SEC on May 10, 2024, in connection with the Company’s solicitation of proxies for use at the 2024 annual meeting of stockholders of the Company (“stockholders”). The definitive proxy statement for the 2024 annual meeting of stockholders (the “proxy statement”) was mailed to the stockholders of record as of May 1, 2024. Before making any voting decision, stockholders are urged to read the proxy statement and other relevant materials. The proxy statement and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC from https://ir.alti-global.com/financial-information/sec-filings.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies in connection with certain investment transactions as described in the proxy statement. Information about those executive officers and directors of the Company and their ownership of the Company’s common stock and other equity securities is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on March 22, 2024, and amended by the Form 10-K/A filed with the SEC on April 5, 2024. Stockholders may obtain additional information regarding the direct and indirect interests of the Company and its executive officers and directors in such investment transactions by reading the proxy statement and other relevant materials.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	AlTi Global, Inc. CEO email to employees
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2024	ALTI GLOBAL, INC.
/s/ Stephen Yarad

Name: Stephen Yarad
Title: Chief Financial Officer